Clipper Fund, Inc.

			(CFIMX)

CUSIP: 188850-10-1				Performance Results
12 B-1 Fee:		None			Clipper	S&P 500
Management Fee		1.00%		Jan	-3.22%	-2.62%
02 Expense Ratio:				Feb	-5.72%	-1.50%
Net of Expense Reduction		1.07%		Mar
Gross of Expense Reduction		1.12%		1st Qtr.	-8.75%	-4.08%
02 Distribution Yield		4.20%		Apr
02 Turnover Rate		48.10%		May
02 Total return		-5.51%		Jun
				2nd Qtr.	0.00%	0.00%
				Jul
Portfolio Characteristics as of 12/31/02				Aug
P/E IBES		13.4		Sep
P/B Ratio		3.4		3rd Qtr.	0.00%	0.00%
EPS Growth (L2)		15.4		Oct
Sales Growth		18.9		Nov
Payout Ratio		51.1		Dec
Avg Wtd Mkt Cap ($Bil)		34.149		4th Qtr.	0.00%	0.00%
Med Mkt Cap ($Bil)		10.458		YTD	-8.75%	-4.08%
Number of Stocks		34		Trailing Returns 02/28/03
# of Accounts		30,478		1 yr	-15.36%	-22.69%
				3 yr	13.25%	-13.72%
				5 yr	7.70%	-2.99%
Top Ten Holdings as of 12/31/02				7 yr	12.48%	5.59%
1	Tyco International Ltd.	9.4		10 yr	13.87%	8.65%
2	Freddie Mac	8.8		Incep.	15.08%	12.20%
3	Electronic Data Systems Corpororation	6.2
4	Altria Group Inc.	5.6		2003
5	Fannie Mae	4.9		Mo.-End	NAV's	Net Assets	Shares
6	American Express Company	3.8		Dec 2002	$75.73	$5,001,187,579	66,037,116
7	El Paso Corporation	3.4		Jan	$73.29	$5,025,611,960	68,568,516
8	UST Inc.	3.2		Feb	$69.10	$4,724,586,956	68,371,673
9	Tenet Healthcare Corporation	3.1		Mar
10	Equity Residental	3.0		Apr
				May
Top Ten Sectors as of 12/31/02				Jun
1	Food & Tobacco	17.1		Jul
2	Mortgage Finance	16.0		Aug
3	Industrial & Electrical Equipment	10.5		Sep
4	Health Care	10.1		Oct
5	Real Estate Investments	8.3		Nov
6	Retailers	7.8		Dec
7	Computer Services	6.2		High	80.61	01/14/03
8	Special Situations & Other	5.1		Low	67.34	02/13/03
9	Insurance & Financial Services	4.7
10	Energy	3.4		Month of February
					NAV	Assets	YTD %
P/A Composition as of 12/31/02				3-Feb	$73.26	5,023,506,007	-3.26%
Cash & Accruals		4%		4-Feb	$72.34	4,971,699,482	-4.48%
Zero Coupon Government Bonds		0%		5-Feb	$71.21	4,902,636,939	-5.97%
Short Term Notes		2%		6-Feb	$69.95	4,793,570,380	-7.63%
Stocks		94%		7-Feb	$69.61	4,761,720,849	-8.08%
Total		100%		10-Feb	$69.98	4,783,753,351	-7.59%
				11-Feb	$69.26	4,729,659,324	-8.54%
2002 Year End Distribution				12-Feb	$67.80	4,631,131,121	-10.47%
Record Date		12/20/2002		13-Feb	$67.34	4,595,894,979	-11.08%
Ex/Re-invest Date		12/23/2002		14-Feb	$68.78	4,672,507,886	-9.18%
Pay Date		12/27/2002		18-Feb	$69.71	4,783,783,321	-7.95%
Re-Invest NAV		$75.71		19-Feb	$69.37	4,724,931,885	-8.40%
NOI		$1.07831		20-Feb	$68.53	4,667,296,739	-9.51%
STCG		$1.32401		21-Feb	$69.15	4,711,609,543	-8.69%
LTCG		$0.79082		24-Feb	$67.91	4,636,498,452	-10.33%
Total		$3.19314		25-Feb	$68.36	4,665,723,297	-9.73%
				26-Feb	$68.11	4,648,658,449	-10.06%
Historical Risk Analysis				27-Feb	$68.97	4,708,057,344	-8.93%
	Clipper	S&P 500		28-Feb	$69.10	4,722,309,015	-8.75%
Std Dev	12.73	15.86
Beta	0.60	1.00
R2	0.56	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 3/12/2003